UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 30, 2015, at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Polaris Industries Inc. (the “Company”), the Company’s shareholders approved the Amended and Restated 2007 Omnibus Incentive Plan (the “Amended and Restated Omnibus Plan”). The Amended and Restated Omnibus Plan increases the aggregate number of shares authorized for issuance under the Amended and Restated Omnibus Plan by 7,500,000 shares to 21,000,000 shares. The Amended and Restated Omnibus Plan also incorporates a minimum one year vesting or performance period for all awards, subject only to limited exceptions, and incorporates certain other administrative or clarifying changes. A summary description of the Amended and Restated Omnibus Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 13, 2015 (the “Proxy Statement”) beginning on page 51, and is incorporated herein by reference. The full text of the Amended and Restated Omnibus Plan is attached to the Proxy Statement as Annex A.

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 30, 2015. Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company’s Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.	The following nominees were elected as a Class III members of the Board of Directors of the Company for three-year terms ending in 2018:

	Name	For	Withhold	Broker Non-Vote
	Annette K. Clayton	50,716,668	1,041,938	9,311,978

	Kevin M. Farr	50,623,104	1,135,502	9,311,978

	John P. Wiehoff	50,368,883	1,389,723	9,311,978

	The terms of the following directors continued after the Annual Meeting: Brian C. Cornell, Gary E. Hendrickson, Bernd F. Kessler, R. M. (Mark) Schreck and Scott W. Wine.

2.	The Amended and Restated 2007 Omnibus Incentive Plan was approved:

	Votes For	Votes Against	Abstentions	Broker Non-Vote
	43,514,899	8,091,013	152,694	9,311,978

3.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2015 was ratified:

	Votes For	Votes Against	Abstentions	Broker Non-Vote
	59,656,854	1,231,475	182,255	0

4.	The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

	Votes For	Votes Against	Abstentions	Broker Non-Vote
	50,241,595	1,273,362	243,649	9,311,978

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 6, 2015

POLARIS INDUSTRIES INC.

/s/Stacy L. Bogart
Stacy L. Bogart
Vice President – General Counsel and
Secretary

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